SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
A Limited Liability Partnership
Including Professional Corporations
ORI KATZ, Cal. Bar No. 209561
JENNIFER NASSIRI Cal. Bar No. 209796
SHADI FARZAN, Cal. Bar No. 301610
Four Embarcadero Center, 17th Floor
San Francisco, California 94111-4109
Telephone: 415.434.9100
Facsimile: 415.434.3947
E mail okatz@sheppardmullin.com
jnassiri@sheppardmullin.com
sfarzan@sheppardmullin.com

Attorneys for Secured Creditor,
2501 Cormack, LLC

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA, SAN JOSE DIVISION

In re: FREMONT HILLS DEVELOPMENT CORPORATION, Debtor.	Case No. 21-50240 Chapter 11 **EMERGENCY MOTION TO DISMISS BANKRUPTCY CASE** Date: To be set Time: To be set Place: To be set Judge: Hon. Stephen L. Johnson

Secured creditor 2501 Cormack, LLC (the "Lender") moves for an order immediately dismissing the above-captioned chapter 11 case of debtor Fremont Hills Development Corporation.

This is not the debtor's first bankruptcy filing before this Court. On October 9, 2020 (and just moments before a foreclosure sale scheduled by Lender) the debtor filed a voluntary petition under Case No. 20-51485 (the "Original Case").[1]

Approximately one month into the Original Case the debtor entered into a stipulation granting Lender relief from stay "for all purposes."[2] And in an order entered on December 2, 2020 this Court approved that stipulation.[3]

Later, on February 16, 2021 (*i.e.*, 9 days ago) the Court entered an order dismissing the Original Case.[4] In its order of dismissal the Court found "cause" existed under section 1112(b) for dismissal, including as a result of a "substantial or continuing loss to or diminution of the estate . . .."[5] Though not specifically referenced in the Court's dismissal order, *per diem* interest on the Lender's loan is $19,333.

Rather than move this Court to stay or reconsider the dismissal order in the Original Case, the debtor has file a new petition (the "New Case"), in *pro per,* just two days before Lender's re-scheduled foreclosure sale.[6] The factors considered by the Court just days ago in connection with its dismissal of the Original Case are just as applicable today as they were 9 days ago. And in addition the Court has a new factor to consider: lack of good faith.

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[1] The timing of the Original Case is relevant to the emergency relief being sought by way of this motion.

[2] *See* Original Case, Doc. 29.

[3] *Id.* at Doc. 39.

[4] *Id.* at Doc. 71.

[5] *Id.* at p. 4:4-7.

[6] The re-scheduled foreclosure sale is set for February 26, 2021 at noon. This was the earliest date available following the denial by the Alameda Superior Court of an application for a preliminary injunction. For the Court's convenience a copy of the order denying the preliminary injunction is attached to this motion as Exhibit A.

This bankruptcy case should be dismissed because it (a) epitomizes the use of the bankruptcy process to frustrate the rights of creditors[7] (and this is particularly acute in single asset real estate cases), (b) it is a textbook example of successive filings without any change in financial condition of the debtor[8], and (c) bears the hallmarks of the so-called "new debtor syndrome" case[9] (in which a debtor is created or property is transferred, solely for the purpose of commencing a bankruptcy case), only here the debtor did not even bother to create a new entity to carry out its scheme.

It is well settled that "[t]he filing of a bankruptcy petition merely to prevent foreclosure, without the ability or the intention to reorganize, is an abuse of the Bankruptcy Code."[10] And similarly clear is that serial filings are a "badge" of bad faith,[11] as are petitions filed to forestall creditors.[12]

The Court may dismiss any case for lack of good faith in order to prevent abuse of the chapter 11 process or in response to misconduct that is incompatible with the functioning of the bankruptcy system.[13] Here, the debtor *stipulated* to stay relief in the

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[7] *See Official Comm. of Unsecured Creds. v. Nucor Corp.* (*In re SGL Carbon Corp.*), 200 F.3d 154, 162–64 (3d Cir. 1999) (filing found to be a litigation tactic).

[8] *See Connell v. Coastal Cable T.V., Inc. (In re Coastal Cable T.V., Inc.),* 709 F.2d 762, 764 (1st Cir. 1983).

[9] *See Trident Assocs. Ltd. P'ship v. Metropolitan Life Ins. Co. (In re Trident Assocs. Ltd. P'ship*), 52 F.3d 127, 131–32 (6th Cir.1995); *Little Creek Dev. Co. v. Commonwealth Mortg. Corp. (In re Little Creek Dev. Co.*), 779 F.2d 1068, 1073 (5th Cir. 1986) (explaining, "The 'new debtor syndrome,' in which a one-asset entity has been created or revitalized on the eve of foreclosure to isolate the insolvent property and its creditors, exemplifies, although it does not uniquely categorize, bad faith cases.").

[10] *See Weiszhaar Farms, Inc. v. Livestock State Bank,* 113 Bankr. 1017, 1020 (D.S.D. 1990); *Cinema Service Corp. v. Edbee Corp.*, 774 F.2d 584, 585-86 (3d Cir. 1985); *Roberts v. Heim*, 184 Bankr. 814, 818 (N.D. Cal. 1995); *In re Huerta*, 137 Bankr. 356, 369 (Bankr. C.D. Cal. 1992); *In re Trina Associates*, 128 Bankr. 858, 872 (Bankr. E.D.N.Y. 1991).

[11] *In re Spectee Group, Inc.*, 185 Bankr. 146, 156 (Bankr. S.D.N.Y. 1995).

[12] *In re Eatman*, 182 Bankr. at 392.

[13] *See Carolin Corp. v. Miller,* 886 F.2d 693, 702 (4th Cir. 1989) (the aim of the good faith standard "is to determine whether the petitioner's real motivation is 'to abuse the reorganization process' and 'to cause hardship or to delay creditors by resort to the Chapter 11 device merely for the purpose of invoking the automatic stay, without an intent or ability to reorganize his financial activities.'"); *Phoenix Piccadilly, Ltd. v. Life Ins. Co. of*

Original Case, failed to oppose the motion seeking approval of that stipulation and failed to challenge the order approving that motion. Later, after this Court and the United States Trustee provided the debtor with every opportunity to articulate a basis not to dismiss the Original Case, the debtor again fell short. This Court ultimately entered a dismissal order containing detailed findings and conclusions. The primary purpose for the New Case is to circumvent or otherwise collaterally attack the dismissal order in the Original, case. That can never be anything other than an abuse of the chapter 11 process and blatant, overt misconduct.

In addition, the New Case is improper for the additional and independent reason that it was filed pro per and without counsel. *See* Bankruptcy Local Rule 9010-1.

The title company handling the foreclosure sale is prepared to proceed with the sale as scheduled so long as this Court enters an order before noon on February 26, 2021 and such order provides that it is effective immediately and not stayed in any manner. Lender respectfully respects that the Court enter such an order.

Dated: February 25, 2021

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

By *_/s/ Ori Katz_*
ORI KATZ

Attorneys for Secured Creditor
2501 Cormack, LLC

Va. (*In re Phoenix Piccadilly, Ltd.*), 849 F.2d 1393, 1394 (11th Cir. 1988); *Little Creek Dev. Co. v. Commonwealth Mortg. Corp. (In re Little Creek Dev. Co.),* 779 F.2d 1068, 1072 (5th Cir. 1986); *In re Bowman,* 181 B.R. 836, 845 (Bankr. D. Md. 1995) ("Subjective bad faith implies that the debtor's real motivation is to abuse the reorganization process and to cause hardship or to delay creditors by resorting to Chapter 11, without an intent or ability to reorganize.").

Exhibit A

SUPERIOR COURT OF THE STATE OF CALIFORNIA

IN AND FOR THE COUNTY OF ALAMEDA

HAYWARD HALL OF JUSTICE

BAY AREA INVESTMENT FUND I, LLC, Plaintiff, vs. 2501 CORMACK, LLC, Defendant.	Case No. HG21087747 ORDER RE: ORDER TO SHOW CAUSE RE: PRELIMINARY INJUNCTION

Plaintiff Bay Area Investment Fund I, LLC and 2501 Cormack, LLC appeared in Department 518 of the above-entitled Court on February 17, 2021, at 2:30 p.m., through their respective counsel of record. On February 5, 2021, the Honorable Patrick McKinney granted Plaintiff's ex parte application for a TRO and issued an OSC re: preliminary injunction. Having reviewed the parties' written submissions and considered the arguments presented at the hearing, the Court hereby denies the request for a preliminary injunction because Plaintiff has not made an evidentiary showing that it is likely to prevail on the merits. *See SB Liberty, LLC v. Isla Verde Ass'n, Inc.* (2013) 217 Cal.App.4th 272, 280 (abuse of discretion to grant injunction relief if plaintiff fails to show it will prevail at trial); and *San Francisco Newspaper Printing Co., Inc. v. Superior Court* (1985) 170 Cal.App.3d 438, 442 (same).

The temporary restraining order issued on February 5, 2021 is hereby dissolved.

IT IS SO ORDERED.

Dated 2/18/21

Dennis Hayashi
Judge of the Superior Court

CLERK'S CERTIFICATE OF SERVICE BY MAIL
CCP 1013a (3)

Case Name: **BAY AREA INVESTMENT FUND I, LLC, 2502 CORMACK, LLC**

Case: #HG21087747

I certify that, I am not a party to the within action. I served the foregoing by depositing a true copy of **ORDER RE: ORDER TO SHOW CAUSE RE: PRELIMINARY INJUNCTION.** document the United States mail in Hayward, California in a sealed envelope with postage fully prepaid thereon addressed to: (see below)

I declare under penalty of perjury that the following is true and correct.
Executed on 02/19/2021 at Hayward, California.

Dated: 02/19/2021

Chad Finke Executive Officer / Clerk of the Superior Court

By ______________________
Deputy Clerk

Cynthia Trinidad
Courtroom Clerk

Mailed to:

- Kelson, Bruce B.
  SCHNADER HARRISON SEGAL & LEWIS LLI
  650 California Street
  19th Street
  San Francisco, CA 941082736

Bruce B. Kelson, Esq.
SCHNADER HARRISON SEGAL & LEWIS LLP
650 California Street, 19th Floor
San Francisco, CA 94108

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
Four Embarcadero Center, 17th Floor
San Francisco, California 94111-4109